                                                                    EXHIBIT 99.1

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:
 The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

DEBTOR IN POSSESSION OPERATING REPORT

            Report Number:             20                            Page 1 of 2
      For the Period FROM:         6/1/2003
                       TO:        6/30/2003

1 Profit and Loss Statement (Accrual Basis Only)
  A.    Related to Business Operations
        Gross Sales                                                                    $      -
                                                                                       --------
        Costs Related to Revenues (Film Cost Amortization)
                                                                                       --------
                    Gross Profit                                                                             -
                                                                                                    ----------
        Less:  Operating Expenses
        Officer Compensation                                              23,850
                                                                         -------
        Salaries and Wages - Other Employees                              20,163
                                                                         -------
              Total Salaries and Wages                                                   44,013
                                                                                       --------
              Employee Benefits and Pensions                                              2,504
                                                                                       --------
        Employer Payroll Taxes/Fees                                        1,657
                                                                         -------
        Other Taxes
                                                                         -------
              Total Taxes                                                                 1,657
                                                                                       --------
        Rent and Lease Expense (including parking)                         2,360
                                                                         -------
        Distribution/Delivery Expenses                                       190
                                                                         -------
        Interest Expense
                                                                         -------
        Insurance
                                                                         -------
        Automobile Expense/Mileage
                                                                         -------
        Utilities (incl. Phone, phone equipment, internet)                   485
                                                                         -------
        Depreciation and Amortization
                                                                         -------
        Business Equipment Leases                                            260
                                                                         -------
        Business Expense reimbursement
                                                                         -------
        Storage Expense                                                    7,130
                                                                         -------
        Supplies, Office Expenses, Photocopies, etc.
                                                                         -------
        Bad Debts
                                                                         -------
        Miscellaneous Operating Expenses                                   1,212
                                                                         -------
              Total Operating Expenses                                                   59,812
                                                                                       --------
                    Net Gain/Loss from Business Operations                                             (59,812)
                                                                                                    ----------
  B.    Not related to Business Operations
        Income
              Interest Income
                                                                                       --------
              Other Non-Operating Revenues                                                    -
                                                                                       --------
              Gross Proceeds on Sale of Assets                                 -
                                                                         -------
              Less:  Original Cost of Assets plus expenses of sale             -
                                                                         -------
                    Net Gain/Loss on Sale of Assets                                           -
                                                                                       --------
              Total Non-Operating Income                                                                     -
                                                                                                    ----------
        Expenses Not Related to Business Operations
              Legal and Professional Service Fees                                       530,686
                                                                                       --------
              Other Non-Operating Expenses (Board/Trustee fees)                               -
                                                                                       --------
              Total Non-Operating Expenses                                                             530,686
                                                                                                     ---------
  NET INCOME/(LOSS) FOR PERIOD                                                                       $(590,498)
                                                                                                     =========

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        DEBTOR IN POSSESSION OPERATING REPORT NO: 20                 Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                     Accounts      Accounts
                                                     Payable      Receivable
                                                     -------      ----------
                    Current     Under 30 days           299                -
                        Overdue    31-60 days             -                -
                        Overdue    61-90 days             -
                       Overdue    91-120 days             -
                     Overdue    Over 121 days             -
                            Due in the Future             -        2,100,667
                                        TOTAL           299        2,100,667

3 Statement of Status of Payments to Secured Creditors and Lessors:

  No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4 Tax Liability

  No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5 Insurance Coverage                                     Carrier/        Amount of        Policy         Premium Paid
                                                        Agent Name       Coverage     Expiration Date    Through Date
                                                        ----------       --------     ---------------    ------------
  Worker's Compensation (RENEWED)                        St. Paul        1,000,000        1/14/2004        1/14/2004
  Commercial Property (RENEWED)                          St. Paul        2,000,000        2/14/2004        2/14/2004
  Errors & Omissions - Library (RENEWED)                 St. Paul        3,000,000        3/3/2004          3/3/2004
  Employment Practices Liability (RENEWED-run off)     Nat'l Union       5,000,000       10/30/2003       10/30/2003


6 Questions:

  A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

         __   Yes            Explain:

          x   No

  B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

         __   Yes            Explain:

          x   No

7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

  Total unpaid post-petition Professional Fees during the reporting period:
  $892,604.45

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

  None.

9 Quarterly Fees:

  Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                               /s/ Alice P. Neuhauser
                                               --------------------------------
                                               Debtor in Possession